UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           October 15, 2002

FSI International, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-17276	41-1223238

(State or other jurisdiction		(IRS Employer
of incorporation)	(Commission File Number)	Identification No.)

3455 Lyman Boulevard Chaska, Minnesota	55318

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code           (952) 448-5440

ITEM 5. OTHER EVENTS

     On October 15, 2002, FSI International, Inc. issued a press release, a copy of which is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

Exhibit No	Description

99	Press Release dated October 15, 2002

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FSI INTERNATIONAL, INC.

Date:	October 18, 2002	By /s/ Patricia M. Hollister Patricia M. Hollister Chief Financial Officer

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EXHIBIT INDEX

No	Description	Manner of Filing

99	Press Release dated October 15, 2002	Filed
Electronically

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